Rockdale Resources Corporation 10-Q

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockdale Resources Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), Zel C. Khan, the Principal Executive, Financial and Accounting Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

July 28, 2016	By:	/s/ Zel C. Khan
Zel C. Khan,
Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)